As filed with the Securities and Exchange Commission on January 18, 2023

Registration No. 333-255327

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Genesis Energy, L.P.

Genesis Energy Finance Corporation

(and the subsidiaries identified below in the Table of Subsidiary Guarantor Registrants)

(Exact name of registrant as specified in its charter)

Delaware	76-0513049
Delaware	20-5948137
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

811 Louisiana, Suite 1200

Houston, Texas 77002

(713) 860-2500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Kristen O. Jesulaitis

811 Louisiana, Suite 1200

Houston, Texas 77002

Telephone: (713) 860-2500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Chris Centrich

Patrick Hurley

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

Telephone: (713) 220-8143

Approximate Date of Commencement of Proposed Sale to the Public: From time to time after the registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No
AP Marine, LLC	Delaware	76-0513049
BR Port Services, LLC	Delaware	76-0513049
Cameron Highway Pipeline GP, L.L.C.	Delaware	76-0513049
Cameron Highway Pipeline I, L.P.	Delaware	76-0513049
Casper Express Pipeline, LLC	Delaware	76-0513049
Davison Petroleum Supply, LLC	Delaware	76-0513049
Davison Transportation Services, Inc.	Delaware	26-0614522
Davison Transportation Services, LLC	Delaware	76-0513049
Deepwater Gateway, L.L.C.	Delaware	76-0513049
Flextrend Development Company, L.L.C.	Delaware	76-0513049
GEL CHOPS GP, LLC	Delaware	76-0513049
GEL CHOPS I, L.P.	Delaware	76-0513049
GEL CHOPS II, L.P.	Delaware	76-0513049
GEL Deepwater, LLC	Delaware	76-0513049
GEL IHUB, LLC	Delaware	76-0513049
GEL Louisiana Fuels, LLC	Delaware	76-0513049
GEL Odyssey, LLC	Delaware	76-0513049
GEL Offshore Pipeline, LLC	Delaware	76-0513049
GEL Offshore, LLC	Delaware	76-0513049
GEL Paloma, LLC	Delaware	76-0513049
GEL Pipeline Offshore, LLC	Delaware	76-0513049
GEL Poseidon, LLC	Delaware	76-0513049
GEL Sekco, LLC	Delaware	76-0513049
GEL SYNC LLC	Delaware	76-0513049
GEL Tex Marketing, LLC	Delaware	76-0513049
GEL Texas Pipeline, LLC	Delaware	76-0513049
GEL Wyoming, LLC	Delaware	76-0513049
Genesis Alkali, LLC	Delaware	84-3115416
Genesis Alkali Holdings, LLC	Delaware	84-3115416
Genesis Alkali Holdings Company, LLC	Delaware	84-3115416
Genesis Alkali Wyoming, LP	Delaware	84-3115416
Genesis BR, LLC	Delaware	76-0513049
Genesis CHOPS I, LLC	Delaware	76-0513049
Genesis CHOPS II, LLC	Delaware	76-0513049
Genesis Crude Oil, L.P.	Delaware	76-0513049
Genesis Davison, LLC	Delaware	76-0513049
Genesis Deepwater Holdings, LLC	Delaware	76-0513049
Genesis Energy, LLC	Delaware	76-0513049
Genesis Free State Holdings, LLC	Delaware	76-0513049
Genesis GTM Offshore Operating Company, LLC	Delaware	76-0513049
Genesis IHUB Holdings, LLC	Delaware	76-0513049
Genesis Marine, LLC	Delaware	76-0513049
Genesis NEJD Holdings, LLC	Delaware	76-0513049
Genesis Odyssey, LLC	Delaware	76-0513049
Genesis Offshore, LLC	Delaware	76-0513049

Exact Name of Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No
Genesis Offshore Holdings, LLC	Delaware	76-0513049
Genesis Pipeline Alabama, LLC	Alabama	76-0513049
Genesis Pipeline Texas, L.P.	Delaware	76-0513049
Genesis Pipeline USA, L.P.	Delaware	76-0513049
Genesis Poseidon, LLC	Delaware	76-0513049
Genesis Poseidon Holdings, LLC	Delaware	76-0513049
Genesis Rail Services, LLC	Delaware	76-0513049
Genesis Sailfish Holdings, LLC	Delaware	76-0513049
Genesis Sekco, LLC	Delaware	76-0513049
Genesis SMR Holdings, LLC	Delaware	76-0513049
Genesis Syngas Investments, L.P.	Delaware	76-0513049
Genesis Texas City Terminal, LLC	Delaware	76-0513049
High Island Offshore System, L.L.C.	Delaware	76-0513049
Manta Ray Gathering Company, L.L.C.	Texas	76-0513049
Matagorda Offshore, LLC	Texas	76-0513049
Milam Services, Inc.	Delaware	36-4704817
Poseidon Pipeline Company, L.L.C.	Delaware	76-0513049
Red River Terminals, L.L.C.	Louisiana	76-0513049
Sailfish Pipeline Company, L.L.C.	Delaware	76-0513049
Seahawk Shoreline System, LLC	Texas	76-0513049
Southeast Keathley Canyon Pipeline Company, L.L.C.	Delaware	76-0513049
SYNC Pipeline LLC	Delaware	76-0513049
TDC Services, LLC	Delaware	26-0614359
TDC, L.L.C.	Louisiana	76-0513049
Texas City Crude Oil Terminal, LLC	Delaware	76-0513049
Thunder Basin Holdings, LLC	Delaware	76-0513049

*

The address for each registrant’s principal executive office is 811 Louisiana, Suite 1200 Houston, Texas 77002 and the telephone number for each registrant’s principal executive office is (713) 860-2500.

EXPLANATORY NOTE

This Post-Effective Amendment to the Registration Statement (File No. 333- 255327) is being filed for the purpose of adding the entities listed below (collectively, the “Additional Co-Registrants”), each of which are a wholly owned subsidiary of Genesis Energy, L.P., as Co-Registrants that may potentially be guarantors of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

Name of Additional Co-Registrants	State or Other Jurisdiction of Incorporation or Organization of Additional Co Registrants

Genesis Alkali Holdings Company, LLC	Delaware
Genesis Alkali Holdings, LLC	Delaware
Genesis Alkali, LLC	Delaware
Genesis Alkali Wyoming, LP	Delaware
GEL SYNC LLC	Delaware
SYNC Pipeline LLC	Delaware

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the costs and expenses, other than selling or underwriting discounts and commissions, we expect to incur in connection with the issuance and distribution of the securities being registered. All amounts shown are estimated except the Commission registration fee. Genesis Energy, L.P. will bear all such costs and expenses.

Securities and Exchange Commission registration fee*	$	**
Accounting fees and expenses		**
Legal fees and expenses		**
Printing and engraving expenses		**
Transfer agent and registrar fees		**
Trustee fees and expenses		**
Listing fees		**
Miscellaneous		**

Total	$	**

*

Under Rules 456(b) and 457(r), the Commission registration fee will be paid at the time of any particular offering of securities under the registration statement, and is therefore not currently determinable.

**	These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

ITEM 15.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

Genesis Energy, L.P.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited partnership agreement, a Delaware limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever. The partnership agreement of Genesis Energy, L.P. provides that Genesis Energy, L.P. will indemnify (to the fullest extent permitted by applicable law) certain persons (each, an “Indemnitee”) from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts incurred by such Indemnitee in connection with any claim, demand, action, suit or proceeding to which the Indemnitee is or was an actual or threatened party by reason or its status as an Indemnitee. This indemnity is available only if the Indemnitee acted in good faith, in a manner in which such Indemnitee believed to be in, or not opposed to, the best interests of Genesis Energy, L.P. and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. Indemnitees include our general partner, any Departing Partner (as defined in the partnership agreement of Genesis Energy, L.P.), any affiliate of our general partner or any Departing Partner, any person who is or was a director (including any Class A Board Observer (as defined in the partnership agreement of Genesis Energy, L.P.)), officer, employee, agent or trustee of our general partner or any Departing Partner or any affiliate of either (including Genesis Energy, L.P. and its subsidiaries), or any person who is or was serving at the request of our general partner, any Departing Partner, or any such affiliate as a director, officer, employee, member, partner, agent fiduciary or trustee of another person. Expenses subject to indemnity will be paid by the partnership to the Indemnitee in advance, subject to receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to indemnification. Genesis Energy, L.P. will, to the extent commercially reasonable, purchase and maintain insurance on behalf of the Indemnitees, whether or not Genesis Energy, L.P. would have the power to indemnify such Indemnitees against liability under the partnership agreement.

Genesis Energy, L.P. has entered into indemnification agreements with the directors of its general partner. Those agreements provide, among other things, that Genesis Energy, L.P. will indemnify each director in the event that such director becomes a party or otherwise a participant in any action or proceeding on account of such director’s service as a director (or service for another entity in any capacity at the request of our general partner or Genesis Energy, L.P.) to the fullest extent permitted by applicable law. Under each indemnification agreement, Genesis Energy, L.P. has agreed to pay, in advance of the final disposition of any such action or proceeding, expenses (including attorneys’ fees) incurred by each director in defending or otherwise responding to such action or proceeding. The contractual rights to indemnification provided by the indemnification agreements are subject to the limitations and conditions specified in those agreements, and are in addition to any other rights the directors may have under our general partner’s limited liability company agreement and the partnership agreement of Genesis Energy, L.P. (each as amended from time to time) and applicable law. Our general partner is party to each of those indemnification agreements. Genesis Energy, L.P. has joint and several liability with our general partner for all obligations owed to those directors under those indemnification agreements. Under the partnership agreement of Genesis Energy, L.P., it has agreed to reimburse and indemnify our general partner for all costs and expenses it incurs in connection with being general partner of Genesis Energy, L.P., including any costs and expenses related to indemnifying its directors.

Reference is made to Exhibit 1.1 hereto, which will contain provisions for indemnification of Genesis Energy, L.P., our general partner and its directors, officers, and any controlling persons, against certain liabilities for information furnished by the underwriters and/or agents, as applicable, expressly for use in a prospectus supplement.

Genesis Energy Finance Corporation

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of any such threatened, pending or completed action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors or by independent legal counsel in a written opinion that indemnification is proper because the indemnitee has met the applicable standard of conduct.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145. Also, Article VIII of the certificate of incorporation and Article VIII of the bylaws of Genesis Energy Finance Corporation provide for the indemnification of directors and officers of the company and such directors and officers who serve at the request of the company as directors, officers, employees or agents of any other enterprise against certain liabilities under certain circumstances.

Subsidiary Guarantor Registrants

AP Marine, LLC, BR Port Services, LLC, Cameron Highway Pipeline GP, L.L.C., Casper Express Pipeline, LLC, Davison Petroleum Supply, LLC, Davison Transportation Services, LLC, Deepwater Gateway, L.L.C., Flextrend Development Company, L.L.C., GEL CHOPS GP, LLC, GEL Deepwater, LLC, GEL IHUB, LLC, GEL Louisiana Fuels, LLC, GEL Odyssey, LLC, GEL Offshore Pipeline, LLC, GEL Offshore, LLC, GEL Paloma, LLC, GEL Pipeline Offshore, LLC, GEL Poseidon, LLC, GEL Sekco, LLC, GEL SYNC LLC, GEL Tex Marketing, LLC, GEL Texas Pipeline, LLC, GEL Wyoming, LLC, Genesis Alkali, LLC, Genesis Alkali Holdings, LLC, Genesis Alkali Holdings Company, LLC, Genesis BR, LLC, Genesis CHOPS I, LLC, Genesis CHOPS II, LLC, Genesis Davison, LLC, Genesis Deepwater Holdings, LLC, Genesis Energy, LLC, Genesis Free State Holdings, LLC, Genesis GTM Offshore Operating Company, LLC, Genesis IHUB Holdings, LLC, Genesis Marine, LLC, Genesis NEJD Holdings, LLC, Genesis Odyssey, LLC, Genesis Offshore, LLC, Genesis Offshore Holdings, LLC, Genesis Poseidon, LLC, Genesis Poseidon Holdings, LLC, Genesis Rail Services, LLC, Genesis Sailfish Holdings, LLC, Genesis Sekco, LLC, Genesis SMR Holdings, LLC, Genesis Texas City Terminal, LLC, High Island Offshore System, L.L.C., Poseidon Pipeline Company, L.L.C., Sailfish Pipeline Company, L.L.C., Southeast Keathley Canyon Pipeline Company, L.L.C., SYNC Pipeline LLC, TDC Services, LLC, Texas City Crude Oil Terminal, LLC and Thunder Basin Holdings, LLC are all Delaware limited liability companies. Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a Delaware limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The limited liability company agreement of each Delaware subsidiary guarantor registrant provides for the indemnification of its member, officers and managers to the fullest extent permitted by Delaware law against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which such person may be involved, or is threatened to be involved, as a party or otherwise, arising out of any act or omission of any of such person in connection with the operations of the company, unless such act or omission was committed in bad faith or was the result of active and deliberate dishonesty, such person did not reasonably believe that such person was acting in the best interests of the company, such person actually received an improper personal benefit in money, property or services, or in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful.

Cameron Highway Pipeline I, L.P., GEL CHOPS I, L.P., GEL CHOPS II, L.P., Genesis Alkali Wyoming, LP, Genesis Crude Oil, L.P., Genesis Pipeline Texas, L.P., Genesis Pipeline USA, L.P. and Genesis Syngas Investments, L.P. are all Delaware limited partnerships. Section 17-108 of the Delaware Revised Uniform Limited Partnership Act provides that, subject to such standards and restrictions, if any, as are set forth in its limited partnership agreement, a Delaware limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever.

Red River Terminals, L.L.C. and TDC, L.L.C. are Louisiana limited liability companies. Section 12:1315(A)(2) of the Louisiana Limited Liability Company Act provides that the articles of organization or a written operating agreement may provide for indemnification of a member or members, or a manager or managers, for judgments, settlements, penalties, fines, or expenses incurred because he is or was a member or manager. The Articles of Organization of TDC, L.L.C., as amended, provides for the most complete elimination of liability and the fullest rights to indemnification of its members and managers possible under Louisiana law.

Genesis Pipeline Alabama, LLC is an Alabama limited liability company. Section 10A-5A-4.10 of the Code of Alabama permits a limited liability company to indemnify and hold harmless a member or other person, pay in advance or reimburse expenses incurred by a member or other person, and purchase and maintain insurance on behalf of a member or other person.

Manta Ray Gathering Company, L.L.C., Matagorda Offshore, LLC and Seahawk Shoreline System, LLC are Texas limited liability companies. Section 101.402 of the Texas Business Organizations Code provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Davison Transportation Services, Inc. and Milam Services, Inc. are Delaware corporations. Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of any such threatened, pending or completed action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors or by independent legal counsel in a written opinion that indemnification is proper because the indemnitee has met the applicable standard of conduct.

ITEM 16.	EXHIBITS

	Exhibit Number	Description

*	1.1	Underwriting Agreement

	3.1	Certificate of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.1 to Amendment No. 2 of the Registration Statement on Form S-1 filed on November 15, 1996, File No. 333-11545).

	3.2	Amendment to the Certificate of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, File No. 001-12295).

	3.3	Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 3, 2011, File No. 001-12295).

	3.4	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P., dated September 1, 2017 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on September 7, 2017, File No. 001-12295).

	3.5	Second Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P., dated December 31, 2017 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 4, 2018, File No. 001-12295).

	3.6	Certificate of Conversion of Genesis Energy, Inc., a Delaware corporation, into Genesis Energy, LLC, a Delaware limited liability company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 7, 2009, File No. 001-12295).

	3.7	Certificate of Formation of Genesis Energy, LLC (formerly Genesis Energy, Inc.) (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on January 7, 2009, File No. 001-12295).

	3.8	Second Amended and Restated Limited Liability Company Agreement of Genesis Energy, LLC dated December 28, 2010 (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on January 3, 2011, File No. 001-12295).

	Exhibit Number	Description

	3.9	Certificate of Incorporation of Genesis Energy Finance Corporation, dated as of November 27, 2006 (incorporated by reference to Exhibit 3.7 to the Company’s Registration Statement on Form S-4 filed on September 26, 2011, File No. 333-177012).

	3.10	Bylaws of Genesis Energy Finance Corporation (incorporated by reference to Exhibit 3.8 to the Company’s Registration Statement on Form S-4 filed on September 26, 2011, File No. 333-177012).

	4.1	Form of Common Unit Certificate of Genesis Energy, L.P. (incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, File No. 001-12295).

	4.2	Unitholder Rights Agreement dated July 25, 2007 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 31, 2007, File No. 001-12295).

	4.3	Amendment No. 1 to Unitholder Rights Agreement dated October 15, 2007 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 19, 2007, File No. 001-12295).

	4.4	Amendment No. 2 to Unitholder Rights Agreement dated December 28, 2010 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 3, 2011, File No. 001-12295).

*	4.5	Form of Preferred Security Certificate.

*	4.6	Form of Subordinated Security Certificate.

*	4.7	Form of Warrant Agreement.

*	4.8	Form of Warrant Certificate.

*	4.9	Form of Option Agreement.

*	4.10	Form of Rights Agreement.

*	4.11	Form of Debt Securities.

	4.12	Senior Indenture (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 21, 2015, File No. 001-12295).

	4.13	Form of Subordinated Debt Indenture (incorporated by reference to Exhibit 4.14 to Registration Statement on Form S-3 filed on May 9, 2014, File No. 333-195858).

***	5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities (other than the subsidiary guarantees of the Additional Co-Registrants).

***	5.2	Opinion of Law Office of John Foster Tyra, PC concerning certain matters of Alabama law.

***	5.3	Opinion of Liskow & Lewis, A Professional Law Corporation, concerning certain matters of Louisiana law.

**	5.4	Opinion of Akin Gump Strauss Hauer &Feld LLP as to the legality of the subsidiary guarantees of the Additional Co-Registrants.

***	8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to certain federal income tax matters.

**	22.1	List of Issuers and Guarantor Subsidiaries.

**	23.1	Consent of Ernst & Young LLP.

**	23.2	Consent of Ernst & Young LLP.

**	23.3	Consent of Stantec Consulting Services, Inc.

***	23.8	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

	Exhibit Number	Description

***	23.9	Consent of Law Office of John Foster Tyra, PC (included in Exhibit 5.2).

***	23.10	Consent of Liskow & Lewis, A Professional Law Corporation (included in Exhibit 5.3).

**	23.11	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.4).

***	23.12	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).

***	24.1	Powers of Attorney (included on the signature pages of the Registration Statement).

***	25.1	Form T-1 Statement of Eligibility and Qualification with respect to the Senior Debt Indenture and the Subordinated Debt Indenture.

**	107	Filing Fee Table.

*	To be filed as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 or in a post-effective amendment to this registration statement.
**	Filed herewith.
***	Previously filed as an exhibit to this Registration Statement.

ITEM 17. UNDERTAKINGS

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in the reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)

Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

GENESIS ENERGY, L.P.

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)*

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller (Principal Accounting Officer)

* Conrad P. Albert	Director

* James E. Davison	Director

* James E. Davison, Jr.	Director

* Sharilyn S. Gasaway	Director

* Kenneth M. Jastrow, II	Director

* Jack T. Taylor	Director

*By:	/s/ Robert V. Deere
Robert V. Deere, Attorney-in-Fact

*	Genesis Energy, LLC is the sole general partner of Genesis Energy, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

GENESIS ENERGY FINANCE CORPORATION

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE
/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer and Director (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller and Director (Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

GENESIS CRUDE OIL, L.P. GENESIS PIPELINE TEXAS, L.P. GENESIS PIPELINE USA, L.P. GENESIS SYNGAS INVESTMENTS, L.P.

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)*

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller (Principal Accounting Officer)

* Conrad P. Albert	Director

* James E. Davison	Director

* James E. Davison, Jr.	Director

* Sharilyn S. Gasaway	Director

* Kenneth M. Jastrow, II	Director

*	Director
Jack T. Taylor

*By:	/s/ Robert V. Deere
Robert V. Deere, Attorney-in-Fact

*	Genesis Energy, LLC is the sole general partner of Genesis Crude Oil, L.P., Genesis Pipeline Texas, L.P., Genesis Pipeline USA, L.P., and Genesis Syngas Investments, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

DAVISON TRANSPORTATION SERVICES, INC.

MILAM SERVICES, INC.

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer and Director (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller and Director (Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

AP MARINE, LLC

BR PORT SERVICES, LLC

CAMERON HIGHWAY PIPELINE GP, L.L.C.

CASPER EXPRESS PIPELINE, LLC

DAVISON PETROLEUM SUPPLY, LLC

DAVISON TRANSPORTATION SERVICES, LLC

DEEPWATER GATEWAY, L.L.C.

FLEXTREND DEVELOPMENT COMPANY, L.L.C.

GEL CHOPS GP, LLC

GEL DEEPWATER, LLC

GEL IHUB, LLC

GEL LOUISIANA FUELS, LLC

GEL ODYSSEY, LLC

GEL OFFSHORE, LLC

GEL OFFSHORE PIPELINE, LLC

GEL PALOMA, LLC

GEL PIPELINE OFFSHORE, LLC

GEL POSEIDON, LLC

GEL SEKCO, LLC

GEL SYNC LLC

GEL TEX MARKETING, LLC

GEL TEXAS PIPELINE, LLC

GEL WYOMING, LLC

GENESIS ALKALI, LLC

GENESIS ALKALI HOLDINGS, LLC

GENESIS ALKALI HOLDINGS COMPANY, LLC

GENESIS BR, LLC

GENESIS CHOPS I, LLC

GENESIS CHOPS II, LLC

GENESIS DAVISON, LLC

GENESIS DEEPWATER HOLDINGS, LLC

GENESIS FREE STATE HOLDINGS, LLC

GENESIS GTM OFFSHORE OPERATING COMPANY, LLC

GENESIS IHUB HOLDINGS, LLC

GENESIS MARINE, LLC

GENESIS NEJD HOLDINGS, LLC

GENESIS ODYSSEY, LLC

GENESIS OFFSHORE, LLC

GENESIS OFFSHORE HOLDINGS, LLC

GENESIS PIPELINE ALABAMA, LLC

GENESIS POSEIDON, LLC

GENESIS POSEIDON HOLDINGS, LLC

GENESIS RAIL SERVICES, LLC

GENESIS SAILFISH HOLDINGS, LLC

GENESIS SEKCO, LLC

GENESIS SMR HOLDINGS, LLC

GENESIS TEXAS CITY TERMINAL, LLC

HIGH ISLAND OFFSHORE SYSTEM, L.L.C. MANTA RAY GATHERING COMPANY, L.L.C. MATAGORDA OFFSHORE, LLC

POSEIDON PIPELINE COMPANY, L.L.C.

RED RIVER TERMINALS, L.L.C.

SAILFISH PIPELINE COMPANY, L.L.C.

SEAHAWK SHORELINE SYSTEM, LLC

SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, L.L.C.

SYNC PIPELINE LLC

TDC, L.L.C.

TDC SERVICES, LLC

TEXAS CITY CRUDE OIL TERMINAL, LLC

THUNDER BASIN HOLDINGS, LLC

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer* (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer* (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller* (Principal Accounting Officer)

*

Of the Registrant and of (i) Genesis Energy, LLC, in its capacity as the general partner of Genesis Crude Oil, L.P., in its capacity as the sole member of BR Port Services, LLC, Casper Express Pipeline, LLC, Genesis BR, LLC, Genesis CHOPS I, LLC, Genesis CHOPS II, LLC, Genesis Davison, LLC, Genesis Free State Holdings, LLC, Genesis Marine, LLC, Genesis Odyssey, LLC, Genesis Offshore, LLC, Genesis Offshore Holdings, LLC, Genesis Pipeline Alabama, LLC, Genesis Poseidon, LLC, Genesis Rail Services, LLC, Genesis Sekco, LLC, Genesis Texas City Terminal, LLC, GEL Texas Pipeline, LLC, and GEL Wyoming, LLC; (ii) Genesis Davison, LLC, in its capacity as the sole member of Davison Petroleum Supply, LLC, Davison Transportation Services, LLC, Red River Terminals, L.L.C. and Texas City Crude Oil Terminal, LLC; (iii) Genesis Energy, LLC, in its capacity as the general partner of Genesis Energy, L.P., in its capacity as the sole member of Genesis NEJD Holdings, LLC; (iv) Davison Petroleum Supply, LLC, in its capacity as the sole member of GEL Louisiana Fuels, LLC, GEL Tex Marketing, LLC and TDC, L.L.C.; (v) Genesis CHOPS II, LLC, in its capacity as the sole member of GEL CHOPS GP, LLC; (vi) Genesis Sekco, LLC, in its capacity as the sole member of GEL Sekco, LLC; (vii) Genesis Offshore, LLC, in its capacity as the sole member of GEL

Offshore, LLC; (viii) GEL Offshore, LLC, in its capacity as the sole member of GEL Offshore Pipeline, LLC and GEL Pipeline Offshore, LLC; (ix) Genesis Poseidon, LLC, in its capacity as the sole member of GEL Poseidon, LLC; (x) Genesis Odyssey, LLC, in its capacity as the sole member of GEL Odyssey, LLC; (xi) Davison Transportation Services, Inc., in its capacity as the sole member of TDC Services, LLC; (xii) Genesis Marine, LLC, in its capacity as sole member of AP Marine, LLC; (xiii) GEL Wyoming, LLC, in its capacity as the sole member of Thunder Basin Holdings, LLC; (xiv) Genesis Offshore Holdings, LLC, in its capacity as the sole member of Cameron Highway Pipeline GP, L.L.C., GEL SYNC LLC, Genesis Poseidon Holdings, LLC, Genesis Sailfish Holdings, LLC, GEL Paloma,, LLC, Genesis SMR Holdings, LLC, High Island Offshore System, L.L.C., Flextrend Development Company, L.L.C., Genesis GTM Offshore Operating Company, LLC, Matagorda Offshore, LLC, and Seahawk Shoreline System, LLC; (xv) Genesis SMR Holdings, LLC, in its capacity as the sole member of Manta Ray Gathering Company, L.L.C. and Sailfish Pipeline Company, L.L.C.; (xvi) Genesis Poseidon Holdings, LLC, in its capacity as the sole member of Poseidon Pipeline Company, L.L.C.; (xvii) Manta Ray Gathering Company, L.L.C., in its capacity as the sole member of Genesis Deepwater Holdings, LLC, Genesis IHUB Holdings, LLC, and Deepwater Gateway L.L.C.; (xviii) Genesis Deepwater Holdings, LLC, in its capacity as the sole member of GEL Deepwater, LLC; (xix) Genesis IHUB Holdings, LLC in its capacity as the sole member of GEL IHUB, LLC; (xx) Manta Ray Gathering Company, LLC, in its capacity as a member of Southeast Keathley Canyon Pipeline Company, L.L.C.; (xxi) Genesis Sekco, LLC, in its capacity as the sole member of GEL Sekco, LLC, in its capacity as a member of Southeast Keathley Canyon Pipeline Company, L.L.C; (xxii) GEL SYNC LLC, in its capacity as the sole member of SYNC Pipeline LLC; (xxiii) Genesis Energy, LLC, in its capacity as the general partner of Genesis Crude Oil, L.P., in its capacity as the managing member of Genesis Alkali Holdings Company, LLC; (xxiv) Genesis Alkali Holdings Company, LLC, in its capacity as the sole member of Genesis Alkali Holdings, LLC; and (xxv) Genesis Alkali Holdings, LLC, in its capacity as the sole member of Genesis Alkali, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

GENESIS ENERGY, LLC

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE
(OF GENESIS ENERGY, LLC)

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer and Director (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller (Principal Accounting Officer)

* Conrad P. Albert	Director

* James E. Davison	Director

* James E. Davison, Jr.	Director

* Sharilyn S. Gasaway	Director

* Kenneth M. Jastrow, II	Director

* Jack T. Taylor	Director

*By:	/s/ Robert V. Deere
Robert V. Deere, Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

GEL CHOPS I, L.P. GEL CHOPS II, L.P.

By:	GEL CHOPS GP, LLC, its general partner

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE

/s/ Grant E. Sims Grant E. Sims	Chief Executive Officer* (Principal Executive Officer)

/s/ Robert V. Deere Robert V. Deere	Chief Financial Officer* (Principal Financial Officer)

/s/ Karen N. Pape Karen N. Pape	Senior Vice President and Controller* (Principal Accounting Officer)

*	Of GEL CHOPS GP, LLC, in its capacity as the sole general partner of GEL CHOPS I, L.P. and GEL CHOPS II, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

CAMERON HIGHWAY PIPELINE I, L.P.

By: CAMERON HIGHWAY PIPELINE GP, L.L.C., its general partner

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE
/s/ Grant E. Sims	Chief Executive Officer and Director* (Principal Executive Officer)
Grant E. Sims
/s/ Robert V. Deere	Chief Financial Officer* (Principal Financial Officer)
Robert V. Deere
/s/ Karen N. Pape	Senior Vice President and Controller* (Principal Accounting Officer)
Karen N. Pape

*	Of Cameron Highway Pipeline GP, L.L.C., in its capacity as the sole general partner of Cameron Highway Pipeline I, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on January 18, 2023.

GENESIS ALKALI WYOMING, LP

By: GENESIS ALKALI HOLDINGS, LLC, its general partner

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on January 18, 2023.

SIGNATURE	TITLE
/s/ Grant E. Sims	Chief Executive Officer and Director* (Principal Executive Officer)
Grant E. Sims
/s/ Robert V. Deere	Chief Financial Officer* (Principal Financial Officer)
Robert V. Deere
/s/ Karen N. Pape	Senior Vice President and Controller* (Principal Accounting Officer)
Karen N. Pape

*	Of Genesis Alkali Holdings, LLC, in its capacity as the sole general partner of Genesis Alkali Wyoming, LP.